Long -Term Investment Due Within One Year	12 Months Ended
May 31, 2018
Text Block [Abstract]
Long -Term Investment Due Within One Year
8.	LONG -TERM INVESTMENT DUE WITHIN ONE YEAR

In October 2015, the Group invested US$15,654 in a two-year trust named Trust 556 with an expected annualized interest rate of 8.5%. The principal and the interest are not guaranteed during the Group’s holding period and will be paid upon maturity. The investments were classified as available-for-sale investments as the Group determined that the shares were debt security and unrealized gains of US$706 and US$1,089 were reported in other comprehensive income for the years ended May 31, 2016 and 2017, respectively. As of May 31, 2017, the investment amounting to US$16,743 was reclassified to long-term investment due within one year.

In October 2017, Trust 556 was due and the Group accordingly redeemed the principal and interest for a total of US$18,475 with realized gain of US$2,821.